Exhibit 10.4
                                   HCIA INC.

                 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                       As Amended Through August 7, 1996


         1.       Definitions

                  For purposes of the Plan:

                           (a)      "Annual  Award"  means  an  award of Options
pursuant to Section 5(b) of the Plan.

                           (b)      "Annual Meeting" means an annual meeting  of
the Company's stockholders.

                           (c)      "Board" means the Board of Directors of  the
Company.

                           (d)      Change in Control" means

                                    (i)     the  acquisition by  an  individual,
entity or group (within the meaning of Section 13(d)(3) of the Exchange Act), other than (A) an employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates or (B) AMBAC Inc., a Delaware corporation ("AMBAC"), AMBAC Indemnity Corporation, a Wisconsin stock insurance corporation ("AIC") or any of their respective affiliates, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
Act) of 30% or more of the then outstanding voting securities of the Company entitled to vote generally in the election of directors or of equity securities having a value equal to 30% or more of the total value of all equity securities of the Company, provided, however, that any securities of the Company acquired by any individual, entity or group directly from AMBAC, AIC or any of their respective affiliates, or from an underwriter or placement agent (or other person or entity performing similar services) who acquired such securities directly from AMBAC, AIC or any of their respective affiliates, shall not be included in the number of shares acquired by such individual, entity or grou for purposes of determining whether a Change in Control has occurred; or

                                    (ii)    individuals  who as of the  Offering
Date constitute the Board, and subsequently elected members of the Board whose election is approved or recommended by at least a majority of such current members or their successors whose election was so approved or recommended, cease for any reason to constitute at least a majority of such Board.

                           (e)      "Code" means the Internal  Revenue  Code  of
1986, as amended.

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                           (f)      "Committee"  means the committee  designated
by the Board  pursuant to Section 3(c) of the Plan.

                           (g)      "Common  Stock"  means the  Common  Stock of
the Company, par value $.01 per share, or such other class or kind of shares or other securities as may be applicable under Section 12.

                           (h)      "Company"  means  HCIA  Inc.,   a   Maryland
corporation,  or any  successor  to substantially all its business.

                           (i)      "ERISA" means the Employee Retirement Income
Security Act of 1974, as amended.

                           (j)      "Exchange Act" means the Securities Exchange
Act of 1934, as amended.

                           (k)      "Fair Market Value" means the average of the
highest and the lowest quoted selling prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System National Market System or such other national securities exchange as may be designated by the Committee or, in the event that the Common Stock is not listed for trading on a national securities exchange, the average of the highest and lowest quoted selling prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), in any such case for the applicable valuation date or, if there were no sales on such valuation date, for the most recent day for which there was such a sale.

                           (l)      "Initial Award" means an  award  of  Options
pursuant to Section 5(a) of the Plan.

                           (m)      "Non-Employee  Director"  means a member  of
the Board who is not an employee of the Company or any of its subsidiaries and is not an employee of AMBAC, AIC or any of their respective subsidiaries while AMBAC and AIC maintain, in the aggregate, an equity interest in the Company representing 25% or more of the voting power of the Company's outstanding voting stock.

                           (n)      "Offering  Date"  means  the  effective date
of the Company's registration statement no. 33-88226 relating to the initial public offering of the Common Stock.

                           (o)      "Option"  means an option to purchase shares
of  Common  Stock  awarded  to a Non-Employee Director pursuant to the Plan.

                           (p)      "Option  Shares" means the shares of  Common
stock  issuable upon exercise of an Option.

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                           (q)      "Permanent  Disability"  means a physical or
mental impairment rendering a Non-Employee Director substantially unable to function as a member of the Board for any period of six consecutive months. Any dispute as to whether a Non-Employee Director is Permanently Disabled shall be resolved by a physician mutually acceptable to the Non-Employee Director and the Company, whose decision shall be final and binding upon the Non-Employee Director and the Company.

                           (r)      "Plan" means the HCIA Inc. 1995 Non-Employee
Directors  Stock Option Plan as described herein.

                           (s)      "Retirement"  means a  Non-Employee Director
ceasing to be a member of the Board as a result of retirement from the Board in accordance with the retirement policy then applicable to Board members.

                           (t)      "1933 Act" means the Securities Act of 1933,
as amended.

         2.       Purpose

                  The purpose of the Plan is to retain the services of qualified persons who are not employees of the Company to serve as members of the Board and to secure for the Company the benefits of the incentives inherent in increased Common Stock ownership by Non-Employee Directors, by granting to such person options to purchase shares of Common Stock.

         3.       Shares Available; Administration

                  (a) Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 200,000 shares. Either authorized and unissued shares of Common Stock or treasury shares may be delivered upon exercise of Options awarded pursuant to the Plan.

                  (b) If Options have been forfeited to the Company as described in Section 6(d), the Options Shares underlying such Options shall again be available for issuance in connection with future awards under the Plan.

                  (c) The Plan will be administered by a committee designated by the Board and composed exclusively of members of the Board who are not Non-Employee Directors (the "Committee"). The Committee may adopt rules and regulations necessary to carry out the Plan's purposes. The Committee's interpretation and construction of any Plan provision shall be final and conclusive.

         4.       Eligibility

                  Options awarded pursuant to the Plan shall be granted only to Non-Employee Directors.

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         5.       Awards

                  (a) Initial Award. On the date of a Non-Employee Director's initial election or appointment to the Board (or in the case of a Non-Employee Director who is a member of the Board as of the Offering Date, on the Offering
Date), such Non-Employee Director (including any Non-Employee Director reelected or reappointed after a period of at least 12 calendar months during which he did not serve on the Board) shall be granted an Initial Award consisting of an Option to purchase 5,000 shares of Common Stock. Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the date of award and shall be subject to the vesting schedule provided for in
Section 6(a) and the other terms and conditions provided for herein.

                  (b) Annual Awards. At each Annual Meeting, commencing with the Annual Meeting held in 1995 subsequent to the Offering Date, each person who has served as a member of the Board during the period elapsed since the immediately preceding Annual Meeting (or in the case of the Annual Meeting held in 1995, each person who has served as a member of the Board since the Offering Date), and who has, during all or a portion of such service, been a Non-Employee Director for purposes of the Plan shall be granted as of the date of such Annual Meeting an Annual Award consisting of an Option to purchase 5,000 shares of Common Stock (or such lesser number determined by multiplying 5,000 by a fraction, the numerator of which is the number of full or partial months since the immediately preceding Annual Meeting (or Offering Date, if applicable) during which such person served on the Board in the capacity of a Non-Employee Director, and the denominator of which is the number of full or partial months since the immediately preceding Annual Meeting (or Offering Date, if applicable)). Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the date of award and shall be subject to the vesting schedule provided for in Section 6(b) and the other terms and conditions provided for herein.

         6.       Vesting

                  (a) Vesting of Initial Awards. Initial Awards shall vest and become exercisable as follows:

                           (i)    An Initial Award made other than in connection
with a Non-Employee Director's initial election to the Board at an Annual Meeting shall vest and become exercisable in two equal installments as of the first and second anniversaries of the date of grant, provided that the Non-Employee Director remains in service as a member of the Board until the relevant vesting date.

                           (ii)     An Initial  Award made in connection  with a
Non-Employee Director's initial election to the Board at an Annual Meeting shall vest and become exercisable as to 50% of the Options Shares subject to the Option constituting such Initial Award as of the date of the first Annual Meeting following the date of award, and as to the remaining 50% of the Option Shares subject to such Option as of the date of the second Annual Meeting following the date of award, provided the Non-Employee Director to whom such Annual Award was made

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continues in service as a member of the Board until the  relevant  vesting  date
(whether or not the Non-Employee Director is nominated for reelection at the Annual Meeting held on either vesting date, and whether or not, if nominated, he is reelected).

                  (b) Vesting of Annual Awards. Each Annual Award shall vest and become exercisable as of the date of the first Annual Meeting following the date of award, provided the Non-Employee Director to whom such Annual Award was made continues in service as a member of the Board until the vesting date (whether or not the Non-Employee Director is nominated for reelection at the Annual Meeting held on such vesting date, and whether or not, if nominated, he is reelected).

                  (c) Accelerated Vesting. Notwithstanding anything to the contrary in Sections 6(a) and 6(b), an Option shall become fully vested and exercisable upon the first to occur of (i) a Non-Employee ceasing to be a member of the Board as a result of death, Permanent Disability or Retirement, or (ii) a Change in Control of the Company.

                  (d) Forfeiture. In the event of a Non-Employee Director's termination of service as a member of the Board for any reason other than death, Permanent Disability or Retirement prior to the satisfaction of any vesting period requirement hereof, the unvested portion of any Options awarded to the Non-Employee Director shall be forfeited to the Company as of the date of termination of service, and the Non-Employee Director shall have no further right or interest therein.

         7.       Term of Options

                  (a) Ten-Year Term. Each Option shall expire ten years from its date of award, subject to earlier termination as provided herein.

                  (b) Exercise Following Certain Terminations of Service. If a Non-Employee Director's service as a member of the Board terminates for any reason other than death, Permanent Disability or Retirement, the Non-Employee Director shall have the right, subject to the terms and conditions hereof, to exercise the Option, to the extent it has vested as of the date of such termination of service, at any time within six months after the date of such termination, subject to the earlier expiration of the Option as provided in
Section 7(a). At the end of such six-month period the Option shall expire.

                  (c) Exercise Following Termination of Service Due to Death, Permanent Disability or Retirement. If a Non-Employee Director's service as a member of the Board terminates by reason of death, Permanent Disability or Retirement, all Options awarded to such Non-Employee Director may be exercised by such Non-Employee Director, or by his or her estate, personal representative or beneficiary, as the case may be, at any time within one year after the date of termination of service, subject to the earlier expiration of the Option as provided in Section 7(a). At the end of such one-year period the Option shall expire.

                 (d) Exercise Following Termination of Service Subject to Company Policies and Procedures on Insider Trading. Any exercise of an Option pursuant to Section 7(b) or 7(c) following termination of a Non-Employee Director's service as a member of the Board for any reason other than death shall be subject to, and shall be permitted only to the extent such exercise complies with, the policies and procedures of the Company concerning insider trading that were applicable to the Non-Employee Director on the date of such termination of service (as such policies and procedures may be amended by the Company during the period provided in Section 7(b) or 7(c), as the case may be, for exercise of the Option).

         8.       Time and Manner of Exercise

                  (a) Notice of Exercise. Subject to the other terms and conditions hereof, a Non-Employee Director may exercise any Options (to the extent vested) by giving written notice of exercise to the Company, provided, however, that no less than 10 Option Shares may be purchased upon any exercise of the Option unless the number of Option Shares purchased at such time is the total number of Option Shares in respect of which an Option is then exercisable, and provided, further, that in no event shall an Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of (i) the date on which the Company receives such written notice or (ii) the date on which the conditions provided in Section 8(b) are satisfied. Notwithstanding any other provision of the Plan or of the notice of award relating to an Option provided for in Section 9, no Option may be exercised, whether in whole or in part, and no Option Shares will be issued by the Company in respect of any such attempted exercise, at any time when such exercise is prohibited by Company policy then in effect concerning transactions by a Non-Employee Director in the Company's securities. In the event that a Non-Employee Director gives written notice of exercise to the Company at a time when such exercise is prohibited by such policy, the Company in its sole discretion may disregard such notice of exercise or may consider such notice to be delivered as of the first date that the Non-Employee Director is permitted to exercise such option in accordance with such Company policy.

                  (b) Payment. Prior to the issuance of a certificate pursuant to Section 8(e) hereof evidencing the Option Shares in respect of which all or a portion of an Option shall have been exercised, a Non-Employee Director shall have paid to the Company the Option Price for all Option Shares purchased pursuant to the exercise of such Option. Payment may be made by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as "cash") payable to the order of the Company in U.S. dollars or in shares of Common Stock already owned by the Non-Employee Director valued at their Fair Market Value as of the last business day preceding the date of exercise, or in any combination of cash or such shares as the compensation committee of the Board in it sole discretion may approve. Payment of the exercise price in shares of Common Stock shall be made by delivering to the Company the share certificate(s) representing the required number of shares, with the Non-Employee Director signing his or her name on the back, or by attaching executed stock powers (the signature of the Non-Employee Director must be guaranteed in either case).

                  (c) Stockholder Rights. A Non-Employee Director shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of an Option until a certificate evidencing such shares shall have been issued to the Non-Employee Director pursuant to Section 8(e), and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Non-Employee Director shall become the holder of record thereof.

                  (d) Limitation on Exercise. No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

                  (e) Issuance of Shares. Subject to the foregoing conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the Option Price for the number of shares with respect to which the Option is exercised, the Company shall deliver to the Non-Employee Director (or following the Non-Employee Director's death, such other person entitled to exercise the Option), at the principal office of the Company or at such other location as may be acceptable to the Company and the Non-Employee Director (or such other person), one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Such shares shall be fully paid and nonassessable and shall be issued in the name of the Non-Employee Director (or such other person).

                  (f) Tax Withholding. The Company shall have the right, prior to the delivery of any certificates evidencing shares of Common Stock to be issued upon full or partial exercise of an Option, to require a Non-Employee Director to remit to the Company any amount sufficient to satisfy any Federal, state or local tax withholding requirements. The Company may permit the Non-Employee Director to satisfy, in whole or in part, such obligation to remit taxes, by directing the Company to withhold shares of Common Stock that would otherwise be received by the Non-Employee Director, pursuant to such rules as the Committee may establish from time to time. The Company shall also have the right to deduct from all cash payments made pursuant to or in connection with the Option any Federal, state or local taxes required to be withheld with respect to such payments.

                  (g) Restrictions on Transfer. An Option may not be transferred, pledged, assigned, or otherwise disposed of, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA ("QDRO"). The Option shall be exercisable, during the Participant's lifetime, only by the Participant or by the person to whom the Option has been transferred pursuant to a QDRO. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or pursuant to a QDRO, shall vest in the assignee or transferee any interest or right in the Option, but immediately upon any attempt to assign or transfer the Option the same shall terminate and be of no force or effect.

                  (h) Non-qualified Status of Options. Options awarded under the Plan are not intended to qualify, and shall not be treated, as an "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         9.       Notice of Award

                  The terms and conditions of each award of Options shall be embodied in a notice of award which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference. Each notice of award shall state the date on which the Options were granted, the number of shares subject to such Option and the per share exercise price therefor.

         10.      Effective Date; Term of the Plan

                  The effective date of the Plan shall be the Offering Date. Unless earlier terminated in accordance with Section 11 below, the term of the Plan shall expire on the tenth anniversary of the Offering Date. After such date, no further awards of Options may be made hereunder, but previously granted awards shall remain outstanding subject to the terms hereof.

         11.      Amendments

                  The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided, however, that in no event may the provisions of the Plan respecting eligibility to participate or the timing or amount of awards be amended more frequently than once every six months, other than to comport with changes in the Code, ERISA or any rules or regulations thereunder, provided, further, that any amendment which under the requirements of applicable law must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law, and provided, further, that any amendment that must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 under the Exchange Act, or any successor provision, shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the consent of the Non-Employee Director, affect any such person's rights under the provisions of the Plan with respect to awards of Options which were made prior to such action.

         12.      Adjustment of and Changes in Common Stock

                  In the event of any merger, consolidation, recapitalization, reclassification, stock dividend, distribution of property, special cash dividend, or other change in corporate structure affecting the Common Stock, the Committee shall make such adjustments, if any, as it considers necessary or appropriate in the number and class of shares subject to Options or authorized to be awarded hereunder, in order to prevent dilution or enlargement of rights. Any new or additional

Options awarded pursuant to such adjustments shall be subject to all of the terms and conditions of the Plan.

         13.      No Right to Reelection

                  Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

         14.      Governing Law

                  The Plan and all notices issued or agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of Maryland.

         15.      No Restriction on Right of Company to Effect Corporate Changes

                  The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.